Income taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Income taxes

Note 12. Income Taxes and Related Payments

APAM is subject to U.S. federal and state income taxation on APAM’s allocable portion of the income of Holdings. APAM’s effective income tax rate was lower than the U.S. Federal statutory rate and is dependent on many factors, including a rate benefit attributable to the fact that approximately 76% of Holdings’ earnings are not subject to corporate level taxes. This favorable impact is partially offset by the impact of certain permanent items, primarily attributable to certain compensation related expenses that are not deductible for tax purposes. Prior to our IPO and reorganization in March 2013, none of Holdings’ earnings were subject to U.S. corporate-level taxes. The provision for income taxes in 2012 represents foreign income taxes of certain foreign corporate subsidiaries.

The H&F Corp Merger described in Note 2, “Reorganization and IPO” resulted in an increase in tax basis which we expect will reduce future U.S. federal and state income taxes and create a liability under the TRA between APAM and the former shareholder of H&F Corp. The purchase by APAM of Class A common units in connection with the IPO also resulted in an increase in tax basis which we expect will reduce future U.S. federal and state income taxes and create a liability under the TRA between APAM and the limited partners of Holdings. The TRAs require APAM to pay to the relevant counterparty an amount equal to 85% of the cash tax savings (if any) resulting from the increased tax benefits from the transaction giving rise to the tax benefit and for APAM to retain 15% of such benefits. Accordingly, balances of deferred tax assets, amounts payable under TRA and additional paid-in capital were $61.6 million, $54.0 million and $9.5 million, respectively, as of September 30, 2013. The deferred tax asset is comprised of the $63.5 million originally recorded at the time of the IPO less $1.9 million reclassified as current year-to-date amortization.

See Note 3, “Summary of Significant Accounting Policies” for further information. No amounts were paid under the TRAs for the nine months ended September 30, 2013.

Components of the provision for income taxes consist of the following:

	For the Nine Months Ended September 30,
	2013	2012
Current:
Federal	$8,007	$—
State and local	1,564	—
Foreign	320	822

Total	9,891	822

Deferred:
Federal	7,027	—
State and local	228	—

Total	7,255	—

Income tax expense	$17,146	$822

Net deferred tax assets comprise the following:

	As of September 30, 2013	As of December 31, 2012
Deferred tax assets:
Step-up of tax basis (1)	$61,562	$—
Contingent value rights (2)	1,191	—
Other (3)	2,001	—

Total deferred tax assets	64,754	—
Less: valuation allowance (4)	—	—

Net deferred tax assets	$64,754	$—

(1)	Represents the unamortized step-up of tax basis from the H&F Corp Merger and the purchase of Class A common units by APAM.
(2)	The initial establishment of the CVR liability at the time of the IPO was recorded through equity. For tax purposes, this liability will result in a tax benefit when the CVRs are settled.
(3)	Represents the net deferred tax assets associated with the H&F Corp Merger and other miscellaneous deferred tax assets.
(4)	We assessed whether the deferred tax assets would be realizable and determined based on our history of taxable income that the benefits would more likely than not be realized. Accordingly, no valuation allowance is required.

Accounting standards establish a minimum threshold for recognizing, and a system for measuring, the benefits of income tax return positions in financial statements. There were no uncertain tax positions recorded as of September 30, 2013 and December 31, 2012.

In the normal course of business, we are subject to examination by federal and certain state, local and foreign tax regulators. As of September 30, 2013, our U.S. federal income tax returns for the years 2010 through 2012 are open and therefore subject to examination. State and local tax returns are generally subject to audit from 2009 to 2012. Foreign tax returns are generally subject to audit from 2010 to 2012.

14.	Income taxes

As a limited partnership, Artisan Partners Holdings has not made a provision for income taxes because it is not subject to Federal or state income tax. It is the responsibility of Artisan Partners Holdings’ partners to separately report their proportionate share of Artisan Partners Holdings’ taxable income or loss.

As a result of the IPO, APAM became subject to U.S. C-corporation federal and state income tax on its allocable portion of the income of Artisan Partners Holdings. During the years ended December 31, 2012, 2011 and 2010, APAM was not allocated any of Holdings’ income and therefore did not incur any U.S. income tax provision.

Accounting standards establish a minimum threshold for recognizing, and a system for measuring, the benefits of income tax return positions in financial statements. The impact of recognizing expense related to uncertain tax positions was immaterial to the consolidated financial statements.

Artisan files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. Artisan has open tax years for which the company could be subject to income tax examination by U.S. federal and state tax authorities for years 2008 through 2012, depending on the jurisdiction. In addition, Artisan has open tax years in its primary foreign jurisdiction for years 2010 through 2012.